UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF

THE SECURITIES EXCHANGE ACT OF 1934

Check the Appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

e-Smart Technologies, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which investment applies:

(2)	Aggregate number of securities to which investment applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

This Information Statement is being furnished by the Board of Directors of e-Smart Technologies, Inc. to our shareholders to provide information with respect to action taken by unanimous consent of our Board and consent of a majority of the outstanding shares of our common stock.

E-SMART TECHNOLOGIES, INC.

526 West 26th Street, Suite 710

New York, NY 10001

NOTICE OF BOARD OF DIRECTOR AND SHAREHOLDER

ACTION BY WRITTEN CONSENT

May 14, 2007

As of this date, the Registrant is implementing the increase in the number of authorized shares of stock, which increase was voted and approved by the Board of Directors and a majority of the shareholders of e-Smart Technologies, Inc. on March 14, 2007. On that date, the Board of Directors and majority of the shareholders by written consent approved an amendment to the Certificate of Incorporation, which amendment will increase the number of authorized shares of Common Stock, $.001 par value per share, from 500,000,000 to 750,000,000.

Shareholders of record at the close of business on May 14, 2007 will be entitled to notice of this action by written consent. Since the actions have already been approved by holders of a majority of the outstanding shares of voting stock, no proxies are being solicited. The increase in authorized shares will become effective on or after June 15, 2007.

Mary A. Grace
President

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY.

E-SMART TECHNOLOGIES, INC.

INFORMATION STATEMENT

INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

Date and Purpose of Written Consent

Shareholders holding a majority of the voting power of the company took action by written consent on March 14, 2007 for the purpose of approving an amendment to the company’s certificate of incorporation (the “Amendment”) to increase the number of shares of capital stock that the Registrant is authorized to issue from 500,000,000 to 750,000,000.

Shareholders Entitled to Vote

Approval of the matters described herein requires the written consent of the holders of a majority of the outstanding stock of each voting group entitled to vote on such matters. As of March 14, 2007, there were 498,590,441 shares of our common stock outstanding and no shares of our preferred stock outstanding. Holders of our common stock are entitled to one vote per share. Shareholders of record at the close of business on March 14, 2007, will be entitled to receive this notice and information statement.

Proxies

No proxies are being solicited.

Consents Required

The Amendment requires the consent of the holders of a majority of the shares of common stock. On March 14, 2007, holders of the voting rights with respect to greater than fifty one percent of our common stock delivered written consents adopting the proposal set forth herein.

Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by the Registrant. The Registrant may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owner

Set forth below are the number of shares of our Common Stock, $.001 par value per share, owned beneficially, or known by us to be owned beneficially, by any holder of more than 5% of any class of such security as of the date of the shareholders vote on this action, March 14, 2007:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class (1)
IVI Smart Technologies, Inc. 526 West 26th Street Suite 710 New York, NY 10001	201,750,000		40.46%

Intermarket Ventures, Inc. 526 West 26th Street Suite 710 New York, NY 10001	78,635,516	(1)	15.77%

(1)	Represents share ownership only and does not give effect to the terms and condition of our proposed reorganization as summarized in our Form 8-K Current Report filed on May 4, 2007 (the “Plan”).

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Security Ownership of Management

The following information, which sets forth the number of shares of Common Stock, $.001 par value per share, owned beneficially by each of the executive officers and directors and by all of the executive officers and directors as a group, represents share ownership only and does not give effect to the terms and condition of the Plan:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class (1)
Mary A. Grace 526 West 26th Street, #710 New York, NY 10001	20,250,000	(2)(3)	4.0

Tamio Saito 526 West 26th Street, #710 New York, NY 10001	10,000,000	(4)	2.0

Charles R. Black 526 West 26th Street Suite 710 New York, NY 10001	2,500,000

Gary S. Messina 526 West 26th Street Suite 710 New York, NY 10001	2,500,000

Anthony Russo 526 West 26th Street Suite 710 New York, NY 10001	2,500,000		1.0

Thomas J. Volpe 526 West 26th Street, #710 New York, NY 10001	2,500,000		1.0

Elliott H. Cole 526 West 26th Street, #710 New York, NY 10001	2,500,000		1.0

All officers and directors as a group of seven persons	27,350,000		8.6%

(2)

Does not include: (i) an aggregate of 4,050,000 shares owned of record by James Michael Phelan; or (ii) an aggregate of 4,175,000 shares owned of record by John Daniel Phelan, each adult sons of Mary Grace, neither of whom reside with her; (iii) an aggregate of 300,000 shares owned by Michele, Steven and Virginia Grace, family of Mary Grace, none of whom reside with her; or (iv) an aggregate of 950,000 shares owned of record by David N. Phelan, father of James Michael and John Daniel Phelan.

(3)

Does not include: (i) shares of common stock which may be attributable to Ms. Grace by virtue of her 30% equity ownership of Intermarket Ventures, Inc., a Utah corporation (“Intermarket”) and parent of Intermarket Ventures, Inc., a Delaware corporation (“IVI”) which shares include those owned by IVI.

(4)	Does not include: (i) shares of common stock which may be attributable to Mr. Saito by virtue of his 10% ownership of Intermarket, which shares include those owned by IVI.

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Changes in Control

There have been no changes in control of the Company during the fiscal year ended December 31, 2005.

ACTION 1

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

Proposals and Board Recommendation

The Board of Directors and a majority of our stockholders approved an amendment on March 14, 2007 to the certificate of incorporation. The Amendment is reflected in the form of the Certificate of Amendment to Certificate of Incorporation (the “Form of Amendment”) is attached hereto as Exhibit A.

The amendment deals with only one subject:

An Increase in Authorized Capital Stock of the Company. The Company’s Certificate of Incorporation currently authorizes the Company to issue up to 500,000,000 shares of Capital Stock. As of May 11, 2006, Company records indicate that the Company had issued and outstanding 498,590,441 shares of Capital Stock. As a result, the number of authorized, non-designated shares of Preferred Stock available for issuance by the Company in the future has been reduced to virtually zero, and the Company’s flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been virtually eliminated. The proposed increase of authorized shares will improve the Company’s flexibility to take such actions. The Company has no understandings or agreements at this time with regard to any actions other than the completion of the Plan and securing permanent financing necessary to implement the Company’s business plan.

Voting Procedures.

The foregoing corporate actions were taken without a meeting or formal vote of stockholders solely on the basis of the Written Consent of a majority of our outstanding shares which are owned by IVI and management. No further vote of stockholders is required by our Articles of Incorporation or Bylaws or by applicable provisions of the Nevada Revised Statutes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Schedule 14C to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	New York, New York

May 30, 2007

E-SMART TECHNOLOGIES, INC.

BY:	/s/ Mary Grace
Mary Grace, President

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EXHIBIT “A”

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

E-SMART TECHNOLOGIES, INC.

A NEVADA CORPORATION

(Pursuant to Section 78.380 of the Nevada Revised Statutes)

The undersigned, Mary A. Grace, the President of e-Smart Technologies, Inc. (the “Corporation”) does hereby certify the following:

The Board of Directors and holders of approximately 51% of the Corporation’s issued and outstanding shares of common stock adopted resolutions to amend the Corporation’s Paragraphs of Incorporation (the “Resolutions”). As authorized by the Resolutions, and pursuant to Sections 78.315 and 78.320 of the Nevada Revised Statutes:

The Corporation’s Articles of Incorporation are amended to revise Paragraph 4. thereof, which Paragraph is to read in its entirety as follows:

4. Shares: A. The total number of shares of capital stock which may be issued by the Corporation is Seven Hundred Fifty Million (750,000,000) shares, Seven Hundred Thirty Million (730,000,000) of which shall be common stock, having a par value of $.001 per share (the “Common Stock”), and Twenty Million (20,000,000) of which shall be Preferred Stock, having a par value of $.001 per share (the “Preferred Stock”).

IN WITNESS WHEREOF, the undersigned have executed this certificate on the     th day of June, 2007.

E-SMART TECHNOLOGIES, INC.

By:
Mary A. Grace, President